UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2025

STREAMEX CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38659	26-4333375
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2431 Aloma Avenue, Suite 243

Winter Park, Florida 32792

(Address of principal executive offices)

  90025

(Zip Code)

(203) 409-5444

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	STEX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On December 11, 2025, Streamex Corp. (the “Company”) entered into a Share Purchase Agreement (the “Purchase Agreement”) with Terra Capital Natural Resources Fund Pty Ltd. (“Purchaser”) pursuant to which the Company acquired a 9.9% equity interest in Empress Royalty Corp. (“Empress”). Pursuant to the Purchase Agreement, the Company acquired 12,671,297 shares of common stock of Empress from Purchaser in exchange for 2,443,750 shares of common stock of the Company, par value $0.001 per share (“Common Stock”), at an implied price of US$5.00 per STEX share for an aggregate value of C$17,106,251.62, resulting in an aggregate transaction value of US$12,218,751.00.

The transaction is structured to provide the Company with direct exposure to Empress’ portfolio of gold and silver royalty and streaming assets, which aligns with the Company’s strategy to expand into real-world, yield-generating commodity assets and supports its broader mission of integrating traditional commodities with regulated digital asset infrastructure. A copy of the Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K. The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement.

Item 3.02 Unregistered Sales of Equity Securities

Pursuant to the Purchase Agreement, the Company issued 2,443,750 shares of Common Stock to Purchaser in exchange for 12,671,297 shares of Empress common stock held by Purchaser. The consideration was determined based on the aggregate value of the securities exchanged, as set forth in the Purchase Agreement.

No underwriters or placement agents were involved in the transaction.

Item 8.01 Other Information

On December 11, 2025, the Company issued a press release announcing entry into the Purchase Agreement.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

10.1	Share Purchase Agreement dated December 11, 2025 between Streamex Corp and Terra Capital Natural Resources Fund Pty Ltd.

99.1	Press Release dated December 11, 2025

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2025

STREAMEX CORP.

By:	/s/ Karl Henry McPhie
Name:	Karl Henry McPhie
Title:	Chief Executive Officer